Exhibit 10.41

Execution Version

AMENDMENT NO. 3 TO

CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) dated as of October 2, 2020, is entered into by and among ONDECK ASSET FUNDING II LLC, a Delaware limited liability company (“Company”), the Lenders party hereto which constitute all the Lenders currently party to the Credit Agreement (as defined below) and ARES AGENT SERVICES, L.P., as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).

RECITALS:

WHEREAS, Company, the Lenders party thereto from time to time, the Administrative Agent, ARES AGENT SERVICES, L.P., as Collateral Agent, and WELLS FARGO BANK, N.A., as Paying Agent, entered into a Credit Agreement, dated as of August 8, 2018, as amended by Amendment No. 1 to Credit Agreement, dated as of May 19, 2020 and as amended by Amendment No. 2 to Credit Agreement, dated as of June 10, 2020 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made advances and other financial accommodations to Company. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended hereby;

WHEREAS, Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement as set forth herein subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS TO THE CREDIT AGREEMENT

The Credit Agreement is, effective as of the Third Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 4.1 hereof, hereby amended as follows:

1.1   Section 1.1 of the Credit Agreement.

(a)   The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Enova” means Enova International Inc., a Delaware corporation.

“Enova Merger Change of Control” means, the closing, at any time through and including November 6, 2020, of the merger of Energy Merger Sub, Inc., an indirect wholly owned subsidiary of Enova, with and into Holdings in accordance with the Agreement and Plan of Merger, dated as of July 28, 2020, by and among Enova, Energy Merger Sub, Inc. and Holdings where the result of implementing such merger in accordance with such agreement is that 100% of the Capital Stock of Holdings is owned, directly or indirectly, by Enova.

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“Third Amendment” means that certain Amendment No. 3 to Credit Agreement, dated as of October 2, 2020, by and among the Company, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” has the meaning set forth in Section 3.1 of the Third Amendment, which for the avoidance of doubt shall be the closing date of the transaction consummating the Enova Merger Change of Control.

“Transitional Period” means, the period beginning upon the occurrence of an Enova Merger Change of Control and continuing through April 1, 2021.

1.2  Section 5.1(k) of the Credit Agreement.  Section 5.1(k) of the Credit Agreement is hereby amended by removing the “; and” at the end of clause (iv), removing “.” From the end of clause (v) and adding “; and” to the end of clause (v) and adding the following as a new clause (vi):

(vi)immediately, notice of an Enova Merger Change of Control (which notice may be delivered by email).

1.3  Appendix E to the Credit Agreement. The definition of “Early Amortization Event” in Appendix E to the Credit Agreement is hereby amended as follows:

(i)clause (f) thereto is hereby amended by adding the following proviso “; provided, the Enova Merger Change of Control shall not be considered a Change of Control solely during the Transitional Period” at the end thereof.

Section 2.REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Company represents and warrants to the Administrative Agent and each Lender, on the Third Amendment Effective Date, that the following statements are true and correct, it being understood and agreed that the representations and warranties made on the Third Amendment Effective Date are deemed to be made concurrently with the consummation of the transactions contemplated hereby:

2.1Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of Company.

2.2Binding Obligation. This Amendment has been duly executed and delivered by Company and is the legally valid and binding obligation of Company enforceable against Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

2.3Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date as though made on and as of that date, except to the extent such representations and warranties

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specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

2.4Absence of Default.

(a)No event has occurred and is continuing or will result from the consummation of this Amendment that would constitute an Early Amortization Event, a Default, an Event of Default or a Servicer Default.

(b)No Borrowing Base Deficiency shall have occurred and be continuing under the Credit Agreement or will result from the consummation of the transactions contemplated by this Amendment.

SECTION 3.    MISCELLANEOUS

3.1Conditions of Effectiveness. This Amendment shall become effective as of the date (such date, the “Third Amendment Effective Date”) on which:

(a)the Administrative Agent has received counterparts of this Amendment executed by Company, the Administrative Agent and the Lenders party hereto;

(b) the occurrence of an Enova Merger Change of Control; and

(c)the Company shall have paid in full (i) the Administrative Agent’s costs and expenses, including the fees and expenses of counsel to the Administrative Agent, in connection with this Amendment and (ii) the fees and expenses of counsel to the Lenders in connection with this Amendment.

3.2Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(a)       On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Documents and the Related Agreements to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  This Amendment is hereby designated as a Credit Document for all purposes of the Credit Documents.

(b)This Amendment is hereby designated as a Credit Document.

(c)      Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Credit Document are intended or implied, and in all other respects the Credit Agreement and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the Third Amendment Effective Date and Company shall

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not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

(d)      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent, the Collateral Agent or the Paying Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

3.3RELEASE.  IN CONSIDERATION OF THE AMENDMENTS CONTAINED HEREIN THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Company, ON BEHALF OF ITSELF AND its SUBSIDIARIES, HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES the Administrative AGENT AND EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES AND ITS OFFICERS, PARTNERS, DIRECTORS, TRUSTEES, EMPLOYEES AND AGENTS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH ANY SUCH PERSON MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY (COLLECTIVELY, “CLAIMS”).  COMPANY REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND EACH LENDER THAT NONE OF IT OR ITS SUBSIDIARIES HAS GRANTED OR PURPORTED TO GRANT TO ANY OTHER PERSON ANY INTEREST WHATSOEVER IN ANY CLAIM, AS SECURITY OR OTHERWISE.

3.4Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto, each of the Lenders and each of their respective successors and assigns.

3.5Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

3.6Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The words “execution,” signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign).  The use of electronic

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signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

3.7Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

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Exhibit 10.41

Execution Version

IN WITNESS THEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ONDECK ASSET FUNDING II LLC,

as Company

By:_________________/s/

Name: Kenneth A. Brause

Title:  Chief Financial Officer

ARES AGENT SERVICES, L.P.,

as Administrative Agent

By: Ares Agent Services GP LLC,

its General Partner

By:_________________/s/

Name: Jeffrey W. Kramer

Title:  Authorized Signatory

Liberty Mutual Insurance Company,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:_________________/s/

Name: Paul Mitrokostas

Title:  Executive Vice President

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Peerless Insurance Company,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:_________________/s/

Name: Paul Mitrokostas

Title:  Executive Vice President

Employers Insurance Company of Wausau,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:_________________/s/

Name: Paul Mitrokostas

Title:  Executive Vice President

The Ohio Casualty Insurance Company,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:_________________/s/

Name: Paul Mitrokostas

Title:  Executive Vice President

[Amendment No. 3 to Credit Agreement]

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LIBERTY MUTUAL FIRE INSURANCE COMPANY,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:_________________/s/

Name: Paul Mitrokostas

Title:  Executive Vice President

SAFECO INSURANCE COMPANY OF AMERICA,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:_________________/s/

Name: Paul Mitrokostas

Title:  Executive Vice President

ARES SECURED INCOME MASTER FUND LP,

as a Class A Lender

By: Ares Management LLC,

its Manager

By:_________________/s/

Name: Jeffrey W. Kramer

Title:  Authorized Signatory

[Amendment No. 3 to Credit Agreement]

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SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC,

as a Class B Lender

By:  Ares Cactus Operating Manager GP, LLC, its Manager

By:_________________/s/

Name: Jeffrey W. Kramer

Title:  Authorized Signatory

GLENLAKE LOAN FUND, LLC,

as a Class B Lender

By:  Ares Management LLC, its Investment Manager

By:_________________/s/

Name: Jeffrey W. Kramer

Title:  Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES OF SALI MULTI-SERIES FUND, L.P.,

as a Class B Lender

By:  Ares Management LLC, its investment subadvisor

By:_________________/s/

Name: Matthew Jill

Title:  Authorized Signatory

SA REAL ASSETS 20 LIMITED,

as a Class B Lender

By:  Ares Management LLC, its investment manager

By:_________________/s/

Name: Matthew Jill

Title:  Authorized Signatory

[Amendment No. 3 to Credit Agreement]

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ARES ASSET-BACKED LOAN FUND LP,

as a Class B Lender

By:  Ares Capital Management III LLC, its

management company

By:_________________/s/

Name: Jeffrey W. Kramer

Title:  Authorized Signatory

[Amendment No. 3 to Credit Agreement]

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